293 EISENHOWER PARKWAY, SUITE 290
                                               LIVINGSTON, NEW JERSEY 07039-1711
                                                                    973-994-9494
                                                               FAX: 973-994-1571
                                                               www.sobel-cpa.com
================================================================================

Kenneth G. Hydock, Esq., CPA       Michael LaForge, CPA
Peter A. Levy Esq.                 Alan H. Rosenzweig, CPA
Alan D. Sobel, CPA, MST            Harold R. Sobel, CPA
Gerald H. Weissman, CPA            Elihu Katzman, CPA
Michael A. Delli Santi, CPA        William M. Tribus, Jr., CPA
Ronald  G. Matam, CPA
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Of Counsel:
Bernard Sobel, CPA, DABFA
George Rosenzweig, CPA                      SOBEL & CO., LLC
                                            CERTIFIED ACCOUNTANTS and CONSULTANT


                                 October 2, 2003



FORWARDED VIA FAX TO
SEC CHIEF ACCOUNTANT AT (202) 942-9656
AND CERTIFIED MAIL RETURN RECEIPT REQUESTED

Office of the Chief Accountant
SECPS Letter File
Mail Stop 9-5
United States Securities and
  Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

                                                       RE: TECHSYS, INC.
                                                           E. I. N. 22-3276736
22-3276736

The purpose of this letter is to inform you that the client - auditor relationship between TechSys, Inc. (Commission File Number 0-24542) and Sobel & Co., LLC has ceased effective immediately.


                                                Very truly yours,

                                                Sobel & Co., LLC
                                                Certified Public Accountants

                                                /S/SOBEL & CO., LLC
                                                -------------------
                                                CERTIFIED PUBLIC ACCOUNTANTS

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